                                                                  EXHIBIT 10.24

                                 FACILITY A NOTE

$3,272,727.27                                                 New York, New York
                                                                 August 14, 1996

         FOR VALUE RECEIVED, the undersigned (the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of NBD BANK (the "Lender") at the office of The Chase Manhattan Bank (formerly known as Chemical
Bank), located at 270 Park Avenue, New York, New York 10017 in lawful money of the United States and in immediately available funds, the principal amount of THREE MILLION TWO HUNDRED AND SEVENTY-TWO THOUSAND SEVEN HUNDRED AND TWENTY-SEVEN AND TWENTY-SEVEN ONE HUNDREDTHS Dollars ($3,272,727.27), or, if less, the unpaid principal amount of the Facility A Loan made by the Lender pursuant to Section 2.6 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in
Section 2.8 of the Credit Agreement. The Borrowers further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.13 of such Credit Agreement.

         The holder of this Facility A Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof, the date, Type and amount of the Facility A Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrowers in respect of the Facility A Loan evidenced hereby.

         This Facility A Note (a) is one of the Facility A Notes referred to in the Amended and Restated Credit Agreement dated as of August 14, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lender and other financial institutions or entities from time to time parties thereto, The Chase Manhattan Bank, as Administrative Agent, and Lehman Commercial Paper Inc., as Documentation Agent,
(b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Facility A Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Facility A Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Facility A Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Facility A Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         This Facility A Note shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

                                       AIRCRAFT BRAKING SYSTEMS

                                         CORPORATION

                                       By:  /s/ Kenneth M. Schwartz
                                           __________________________
                                           Name:

                                           Title:

                                       ENGINEERED FABRICS CORPORATION

                                       By:  /s/ Kenneth M. Schwartz
                                           __________________________
                                           Name:

                                           Title:

                                                                      Schedule A
                                                              to Facility A Note

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

- ------------------------------------------------------------------------------------------------------------------------------------
                               Amount                               Amount of ABR Loans
                             Converted to   Amount of Principal of      Converted to      Unpaid Principal Balance
Date   Amount of ABR Loans    ABR Loans       ABR Loans Repaid       Eurodollar Loans          of ABR Loans         Notation Made By
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule B
                                                              to Facility A Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

- -----------------------------------------------------------------------
                                                 Interest Period and
             Amount of      Amount Converted     Eurodollar Rate with
Date     Eurodollar Loans  to Eurodollar Loans     Respect Thereto
- -----------------------------------------------------------------------

- ---------------------------------------------------------------------------------------
  Amount of Principal of    Amount of Eurodollar        Unpaid Principal
   Eurodollar Loans         Loans Converted to       Balance of Eurodollar     Notation
        Repaid                   ABR Loans                   Loans             Made By
- ---------------------------------------------------------------------------------------